OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Supplement dated March 14, 2016 to the

Prospectus and Statement of Additional Information dated December 29, 2015

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Small-Mid Company Fund (the “Fund”), each dated December 29, 2015, and is in addition to any other supplements, except as otherwise noted.

Effective April 1, 2016:

1.	The table titled “Annual Fund Operating Expenses” and the footnotes immediately following it have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.24%	0.25%	0.25%	0.25%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.44%	2.18%	2.19%	1.69%	1.19%	1.00%
Fee Waiver and/or Expense Reimbursement[2]	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	2.17%	2.18%	1.68%	1.18%	0.99%
1.	Expenses have been restated to reflect increased Management Fees.
2.	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2. The “Expense Example” table that follows the “Annual Fund Operating Expenses” table has been deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,006	$1,321	$2,211	$713	$1,006	$1,321	$2,211
Class B	$722	$988	$1,381	$2,174	$222	$688	$1,181	$2,174
Class C	$323	$692	$1,186	$2,550	$223	$692	$1,186	$2,550
Class R	$172	$536	$924	$2,014	$172	$536	$924	$2,014
Class Y	$121	$379	$657	$1,451	$121	$379	$657	$1,451
Class I	$101	$319	$554	$1,230	$101	$319	$554	$1,230

3. The first paragraph of the “Advisory Fees” section on page 12 of the Prospectus has been deleted in its entirety and replaced with the following:

Advisory Fees: Effective April 1, 2016, under the investment advisory agreement, the Fund pays the Manager an advisory fee at the following annual rate that declines on additional assets as the Fund’s assets grow: 1.00% on the first $500 million of aggregate net assets of the Fund, 0.95% on the next $500 million, 0.92% on the next $4 billion, and 0.90% on aggregate net assets over $5 billion. Prior to April 1, 2016, the Fund paid the Manager an advisory fee at the following annual rates: 0.80% on the first $250 million of aggregate net assets, 0.77% on the next $250 million, 0.75% on the next $500 million, 0.69% on the next $1 billion, 0.67% on the next $4 billion, and 0.65% on aggregate net assets over $6 billion. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for the period ended August 31, 2015 was 0.70% of average annual net assets, before any applicable waivers.

4. The following replaces the supplement dated January 29, 2016, and is added to the sections titled “More About Your Account” in the Prospectus and “How to Buy Shares” in the SAI.

Effective as of the close of the New York Stock Exchange (“NYSE”) on April 1, 2016 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors and existing Fund shareholders no longer are able to purchase new shares or exchange shares of other Oppenheimer funds into the Fund, subject to the following exceptions and guidelines:

    Existing shareholders of the Fund can continue to purchase shares through dividend and capital gain reinvestments.

    Existing shareholders in broker/dealer advisory-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer advisory-fee programs can add new participants (except for group retirement plans as described below). The Fund will not be available to new broker/dealer advisory-fee platforms.

    Existing shareholders that have an investment allocation to the Fund through an OppenheimerFunds Portfolio Builder account prior to the Closing Date can continue to purchase shares and exchange into the Fund.

    Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based advisory account can continue to add new clients (except a new group retirement plan as described below), purchase shares, and exchange into the Fund. The Fund is not available to new RIA and bank trust firms.

    Existing shareholders in private banks can continue to purchase shares and exchange into the Fund. Existing private banks that have an investment allocation to the Fund can add new clients (except a new group retirement plan as described below). The Fund will not be available to private banks or private bank platforms that are not already invested in the Fund.

    Existing shareholders in the following types of retirement plans can continue to purchase shares and exchange into the Fund: defined contribution plans including 401(k) (including “Single K”), 403(b) custodial, pension and profit sharing plans; defined benefit plans (including “Single DB Plus”); SIMPLE IRAs; and SEP IRAs. Advisors serving as an ERISA discretionary fiduciary and currently offering the Fund as an investment option may also add new plans. However, in all other cases the Fund is closed to new retirement plans.

    Existing college savings programs that currently include the Fund within one or more of the investment options can continue to purchase shares of the Fund and exchange into the Fund within existing models. The Fund will not be available to new college savings program plans or existing plan models that do not currently invest in the Fund.

    The Fund will no longer accept purchase orders for new investors in self-directed brokerage accounts. Current shareholders of the Fund in self-directed brokerage accounts can continue to purchase shares and exchange into the Fund.

    The Fund will be closed to new funds-of-funds, unless managed within the Oppenheimer funds complex. Existing fund-of-funds that already have an allocation to the Fund can continue to purchase shares and exchange into the Fund.

    The portfolio manager of the Fund can continue to purchase shares.

    The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company are not permitted to purchase additional shares of the Fund as of the Closing Date unless such purchase is through an exception listed above.

March 14, 2016	PS0815.044